EXHIBIT 10.4
THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
     This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is dated as of June 12, 2006 (the “Third Amendment Closing Date”) and is entered into by and among PARAMOUNT PETROLEUM CORPORATION, a Delaware corporation (the “Borrower”), each of the financial institutions party to the Credit Agreement referenced below (collectively the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the “Agent”).
     WHEREAS, the Borrower, the Agent, and the Lenders, among others, have entered into that certain Amended and Restated Credit Agreement (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”), dated as of July 26, 2005; and
     WHEREAS, the Borrower has requested that the Agent and the Lenders, among other matters, amend the Credit Agreement to: (a) add an additional special revolving line of credit in the amount of $40,000,000 for the period from the Third Amendment Closing Date through August 31, 2006; and (b) otherwise amend the Credit Agreement in certain other respects. The Agent and the Lenders have agreed to the foregoing requests but only on the terms and conditions set forth below.
     NOW, THEREFORE, the parties hereto do hereby agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Definitions. Initially capitalized terms used but not otherwise defined in this Amendment have the meanings given thereto in the Credit Agreement, as amended hereby.
ARTICLE II
AMENDMENTS
     Section 2.1 Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “1.1 Total Facility. Subject to all of the terms and conditions of this Agreement, the Lenders agree to make available a credit facility of up to One Hundred Ninety Million Dollars ($190,000,000) to the Borrower from time to time during the term of this Agreement (the “Base Facility”), plus, (a) during the Special Revolving Line of Credit Period only, the Special Revolving Lenders agree to make available to the Borrower the Special Revolving Line of Credit of up to Twenty-five Million Dollars ($25,000,000) and (b) during the Second

Special Revolving Line of Credit Period only, the Second Special Revolving Line of Credit up to Forty Million Dollars ($40,000,000), for a total aggregate facility of Two Hundred Fifty Five Million Dollars ($255,000,000) (the “Total Facility”). The Base Facility shall be composed of a revolving line of credit consisting of Revolving Loans, the Letters of Credit described herein and the Special Revolving Line of Credit and Second Special Revolving Line of Credit consisting of the Special Revolving Loans and Second Special Revolving Loans respectively described herein.”
     Section 2.2 Amendment to Section 1.2. A new subsection (k) is hereby added to Section 1.2 of the Credit Agreement to read in its entirety as follows:
     “(k) Second Special Revolving Line of Credit.
     (i) In addition to the Revolving Loans described in Section 1.2(a) and the Special Revolving Line of Credit described in Section 1.2(j), subject to the satisfaction of the conditions precedent set forth in Article 8 below, each Second Special Revolving Lender severally, but not jointly, agrees, upon the Borrower’s request from time to time on any Business Day during the Second Special Revolving Line of Credit Period, to make Second Special Revolving Loans to the Borrower in amounts not to exceed such Second Special Revolving Lender’s Pro Rata Share of Second Special Availability.
     (ii) At all times during the Second Special Revolving Line of Credit Period, the first Forty Million Dollars ($40,000,000) of Revolving Loans outstanding under this Agreement, after application of the Special Revolving Loans pursuant to subsection 1.2(j)(ii), shall be considered Second Special Revolving Loans.
     (iii) On the Second Special Revolving Line of Credit Termination Date, the Second Special Revolving Line of Credit will terminate. No Second Special Revolving Loans will be made on or after the Second Special Revolving Line of Credit Termination Date. On the Second Special Revolving Line of Credit Termination Date, the Borrower shall pay to the Agent, for the account of the Second Special Revolving Lenders, the outstanding principal balance of the Second Special Revolving Loans.
     (iv) All Second Special Revolving Loans shall be either Base Rate Loans or LIBOR Rate Loans and shall bear interest at the rate of interest for Base Rate Revolving Loans or LIBOR Revolving Loans, as applicable.
     (v) Notwithstanding anything to the contrary set forth in

Section 2.1(a), the Borrower shall pay to the Agent, for the sole benefit of the Second Special Revolving Lenders, interest accrued on all Second Special Revolving Loans, in arrears, on the first day of each month and on the Second Special Revolving Line of Credit Termination Date.
     (vi) Any Second Special Revolving Lender may agree with any other Lender to assign to such Lender all, or any ratable part of, the Second Special Revolving Loans and the other rights and obligations of such Second Special Revolving Lender with respect to the Second Special Revolving Loans. The Borrower agrees to promptly execute and deliver replacement promissory notes as reasonably requested by the Agent to evidence assignments of the Second Special Revolving Loans in accordance herewith.
     (vii) Unless otherwise provided for in this Agreement, all provisions of this Agreement applicable to Revolving Loans shall be applicable to the Second Special Revolving Loans and the term ‘Revolving Loans’ shall be deemed to include the Second Special Revolving Loans.”
     Section 2.3 New Definitions. The following new definitions are hereby added to Annex A to the Credit Agreement in proper alphabetical order to read in their entirety as follows:
          “‘Base Facility’ shall have the meaning set forth in Section 1.1.”
          “‘Third Amendment Date’ means June ___, 2006.”
          “‘Second Special Availability’ means, at any time: (a) the lesser of: (i) the Second Special Revolving Line of Credit less the Aggregate Revolver Outstandings consisting of Second Special Revolving Loans; or (ii) Availability.”
          “‘Second Special Revolving Lenders’ means, as of the Third Amendment Date, Bank of America, N.A., and thereafter, collectively, Bank of America, N.A., and each assignee of any portion of the Second Special Revolving Lenders’ respective interests in the Second Special Revolving Line of Credit.”
          “‘Second Special Revolving Line of Credit’ means, subject to the terms and provisions of this Agreement, a line of credit for Revolving Loans in an amount not to exceed Forty Million Dollars ($40,000,000).”
          “‘Second Special Revolving Line of Credit Period’ means the period of time from the Third Amendment Date to the Second Special Revolving Line of Credit Termination Date.”

          “‘Second Special Revolving Line of Credit Termination Date’ means the earlier to occur of: (a) the Termination Date, (b) August 31, 2006, and (c) upon at least two (2) Business Days’ prior notice, the requested date of termination set forth in Borrower’s written notice of termination delivered to Agent, provided that upon the effective date of any such notice of termination, the outstanding Obligations shall be Two Hundred Fifteen Million Dollars ($215,000,000) or less.”
          “‘Second Special Revolving Loans’ means Revolving Loans made pursuant to the Second Special Revolving Line of Credit.”
     Section 2.4 Amendment to the Definition of “Aggregate Revolver Outstandings” in Annex A to the Credit Agreement. The definition of “Aggregate Revolver Outstandings” in Annex A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          “‘Aggregate Revolver Outstandings’ means, at any date of determination: the sum of: (a) the unpaid balance of Revolving Loans, including Special Revolving Loans and the Second Special Revolving Loans; (b) the aggregate amount of Pending Revolving Loans, including Special Revolving Loans and the Second Special Revolving Loans; (c) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit; and (d) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit.”
     Section 2.5 Amendment to the Definition of “Borrowing” in Annex A to the Credit Agreement. The definition of “Borrowing” in Annex A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          “‘Borrowing’ means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to the Borrower, by Bank in the case of a Borrowing funded by Non-Ratable Loans, by the Agent in the case of a Borrowing consisting of an Agent Advance, by the Special Revolving Lenders consisting of Special Revolving Loans, by the Second Special Revolving Lenders consisting of Second Special Revolving Loans or the issuance of Letters of Credit hereunder.”
     Section 2.6 Amendment to the Definition of “Maximum Revolver Amount” in Annex A to the Credit Agreement. The definition of “Maximum Revolver Amount” in Annex A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          “‘Maximum Revolver Amount’ means One Hundred Ninety Million Dollars ($190,000,000) plus, (a) during the Special Revolving Line of Credit Period, the amount of the Special Revolving Line of Credit and (b) during the

Second Special Revolving Line of Credit Period, the amount of the Second Special Revolving Line of Credit.”
     Section 2.7 Amendment to the Definition of “Special Revolving Line of Credit Termination Date” in Annex A to the Credit Agreement. The definition of “Special Revolving Line of Credit Termination Date” in Annex A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “‘Special Revolving Line of Credit Termination Date’ means the earlier to occur of: (a) the Termination Date, (b) August 31, 2006, and (c) upon at least two (2) Business Days’ prior notice, the requested date of termination set forth in Borrower’s written notice of termination delivered to Agent, provided that upon the effective date of any such notice of termination, the outstanding Obligations shall be either (1) One Hundred Ninety Million Dollars ($190,000,000) or less if the Special Revolving Line of Credit was then previously terminated, or (2) Two Hundred Fifteen Million Dollars ($215,000,000) or less if the Special Revolving Line of Credit had not been previously terminated.”
     Section 2.8 Amendment to Schedules. Schedule A-1 of the Credit Agreement is hereby amended and restated in full by replacing it with Schedule A-1 attached to this Amendment.
     Section 2.9 Amendment to the Definition of Cash Flow in Annex A to the Credit Agreement. The definition of “Cash Flow” in Annex A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          “‘Cash Flow’ means, for any period, an amount equal to (a) the sum of (i) EBITDA (adding back “Permitted Distributions” to the extent they are included in determining EBITDA); and (ii) accrued Turnaround Costs for such period relating to the Paramount Refinery, minus (b) the sum of: (i) actual Turnaround Costs for such period, to the extent not included in EBITDA; (ii) Non-Discretionary Capital Expenditures made by the Borrower and its Subsidiaries during such period; and (iii) federal, state, local and foreign income Taxes paid or payable during such period by the Borrower and its Subsidiaries to the extent included in EBITDA, provided that such Taxes shall in no event be less than zero.”
     Section 2.10 Agreement as to Release of Barto Shares.
(a) At the request of the Borrower and of Jerrel C. Barto and Janice D. Barto, as trustees (in such capacity “Trustees”) of the Jerrel C. and Janice D. Barto Living Trust (the Trustees on behalf of the trust are collectively referred to herein as the Pledgor”), the Agent and the Lenders have agreed, under the terms and conditions set forth below, to promptly release the pledge of the “Capital Stock” as defined in that certain Pledge Agreement dated as of December 18, 2003, by and between the Pledgor and the Agent, for itself and the Lenders, and to return the original stock certificates representing the Capital Stock, without recourse or warranty to the Pledgor.

          (b) If the sale of the stock of the Borrower pursuant to the terms of that certain Stock Purchase Agreement dated as of April 28, 2006, by and among The Stockholders of Paramount Petroleum Corporation and Alon USA Energy, Inc. does not close by August 31, 2006, by its signature below the Pledgor agrees, and the Borrower agrees to cause the Pledgor, to immediately pledge to the Agent, on behalf of the Lenders, collateral of a type and having a value satisfactory to the Majority Lenders in their discretion, reasonably exercised and to execute such additional documents and instruments as the Agent may reasonably request to carry out the terms of the foregoing.
ARTICLE III
CONDITIONS
     Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in form and substance satisfactory to the Agent:
     (a) The representations and warranties contained herein and in the Credit Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;
     (b) No Default or Event of Default shall have occurred and be continuing other than a potential issue concerning compliance with the Debt Service Coverage Ratio Covenant which is currently under discussion between the Agent and the Borrower (the “Potential Issue”);
     (c) The Borrower shall have delivered to the Agent an executed original of this Amendment together with facsimile copies of all acknowledgements (with originals to follow within five Business Days following the Amendment Closing Date);
     (d) The Borrower shall have paid to the Agent all fees, costs, and expenses owed to and/or incurred by the Agent arising in connection with this Amendment, including but not limited to the Amendment Fee set forth in Section 4.2 of this Amendment;
     (e) The Agent shall have received an executed promissory note from the Borrower for each of the respective Lenders to reflect their Commitment, including their Commitment to make the Special Revolving Loans and the Second Special Revolving Loans, respectively;
     (f) If required, the Agent shall have received evidence satisfactory to it that the Term Loan Agent and the Term Loan Lenders have consented to the terms and conditions of this Amendment;
     (g) The Agent shall have received such other documents, corporate resolutions, corporate certificates, legal opinions and information, including, without limitation, any third party consents, that the Agent shall require, each in form and substance satisfactory to the Agent; and
     (h) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent in its sole and absolute discretion.
ARTICLE IV
MISCELLANEOUS
     Section 4.1 Acknowledgment of the Borrower. The Borrower hereby represents and warrants that the execution and delivery of this Amendment and compliance by the Borrower with all of the provisions of this Amendment: (a) are within the powers and purposes of the Borrower; (b) have been duly authorized or approved by the board of directors of the Borrower; and (c) when executed and delivered by or on behalf of the Borrower will constitute valid and binding obligations of the Borrower, enforceable in accordance with their terms. The Borrower reaffirms its obligation to pay all amounts due to the Agent or the Lenders under the Loan Documents in accordance with the terms thereof, as modified hereby. The Borrower hereby represents and warrants to the Agent and the Lenders that neither the consent of the Term Loan Lenders nor of the Term Loan Agent is required under the terms of either the Amended and Restated Intercreditor Agreement or the Term Loan Documents in order to consummate the transactions and amendments contemplated by this Amendment. In the alternative, if any such consent by the Term Loan Lenders or the Term Loan Agent is required, such consent has been obtained and delivered to the Agent, in form and substance satisfactory to the Agent, on or before the date of this Amendment. The Borrower hereby acknowledges that if the Potential Issue is deemed to be a Default or Event of Default, neither the Agent nor the Lenders have waived any default rights or remedies with respect thereto, all of which default rights and remedies are hereby expressly reserved.
     Section 4.2 Amendment Fee. Immediately upon the execution of this Amendment, the Borrower shall pay to the Agent, for the account of the Second Special Revolving Lenders, a fee in the amount of $60,000 (“Amendment Fee”) which Amendment Fee shall be fully earned as of the Amendment Closing Date.
     Section 4.3 Loan Documents Unmodified. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Credit Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect. A breach by Borrower of the terms of this Amendment shall be an Event of Default. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment. Subject to the terms of this Amendment, any lien and/or security interest granted to the Agent, for the benefit of the Lenders, in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Credit Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations.
     Section 4.4 Parties, Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Agent, the Lenders, and their respective successors and assigns.
     Section 4.5 Counterparts. This Amendment may be executed in one or more counterparts and by telecopy, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     Section 4.6 EFFECT OF WAIVER. NO CONSENT OR WAIVER, EXPRESS OR IMPLIED, BY THE AGENT TO OR OF ANY BREACH OF OR DEVIATION FROM ANY COVENANT, DUTY, OR CONDITION SET FORTH IN THE CREDIT AGREEMENT SHALL BE DEEMED A CONSENT OR WAIVER TO OR OF ANY OTHER BREACH OF OR DEVIATION FROM THE SAME OR ANY OTHER COVENANT, DUTY, OR CONDITION. NO FAILURE ON THE PART OF THE AGENT OR ANY LENDER TO EXERCISE, NO DELAY IN EXERCISING, AND NO COURSE OF DEALING WITH RESPECT TO, ANY RIGHT, POWER, OR PRIVILEGE UNDER THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER, OR PRIVILEGE UNDER THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT, POWER, OR PRIVILEGE. THE RIGHTS AND REMEDIES PROVIDED FOR IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY RIGHTS AND REMEDIES PROVIDED BY LAW.
     Section 4.7 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.
     Section 4.8 Expenses of Agent. Without limiting the terms and conditions of the Loan Documents, the Borrower agrees to pay on demand: (a) all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including without limitation, the costs and fees of the Agent’s legal counsel; and (b) all costs and expenses reasonably incurred by the Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, this Amendment, and/or the other Loan Documents, including without limitation, the costs and fees of the Agent’s legal counsel and the costs and fees associated with any environmental due diligence conducted in relation hereto.
     Section 4.9 Choice of Law; Jury Trial Waiver. This Amendment shall be governed by and construed according to the laws of the State of California (without regard to conflicts of law principles thereof). TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY, IF ANY, IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET, OR OTHERWISE CONCERNING THIS AMENDMENT.
     Section 4.10 Total Agreement. This Amendment, the Credit Agreement, and all other Loan Documents shall constitute the entire agreement between the parties relating to the subject matter hereof, and shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.
[Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

“BORROWER”

PARAMOUNT PETROLEUM CORPORATION, a Delaware corporation

By:	/s/ Craig H. Studwell

Name:	Craig H. Studwell
Title:	Senior Vice President

“AGENT”

BANK OF AMERICA, N.A., as Agent

By: Name:	/s/ Todd R. Eggertsen Todd R. Eggertsen
Title:	Vice President

“BANK”

BANK OF AMERICA, N.A., as Agent

By: Name:	/s/ Todd R. Eggertsen Todd R. Eggertsen
Title:	Vice President

“LENDERS”

BANK OF AMERICA, N.A.

By: Name:	/s/ Todd R. Eggertsen Todd R. Eggertsen
Title:	Vice President

SOCIÉTÉ GÉNÉRALE

By: Name:	/s/ Chung-Taek Oh Chung-Taek Oh
Title:	Associate

By:	/s/ Craig Tashjian

Name:	Craig Tashjian
Title:	Managing Director

CITIBANK (WEST), FSB

By:	/s/ Hillary Savoie

Name:	Hillary Savoie
Title:	Vice President

BNP PARIBAS

By:	/s/ Keith Cox

Name:	Keith Cox
Title:	Managing Director

By:	/s/ Richard J. Wernli

Name:	Richard J. Wernli
Title:	Director

NATEXIS BANQUES POPULAIRES

By:	/s/ Simon Melchior

Name: Title:	Simon Melchior Assistant Vice President

By:	/s/ Vincent Lauras

Name:	Vincent Lauras
Title:	Managing Director

          Each of the undersigned acknowledges that its consent is not required, but nevertheless does hereby consent to the foregoing Amendment. Each of the undersigned hereby reaffirms its obligations under its Non-Recourse Suretyship Agreement, Pledge Agreement (subject to the terms of Section 2.10), and all other documents executed by it in favor of the Agent and/or the Lenders (collectively, the “Suretyship Agreements”) and acknowledges and agrees that the Suretyship Agreements remain in full force and effect and the Suretyship Agreements are hereby ratified and confirmed. The signatures of the undersigned shall be fully effective even if other persons named below fail to sign this acknowledgment. The failure to obtain the signature of any of the undersigned shall not affect the obligations, under the terms of the Suretyship Agreements, of the persons listed below, including but not limited to the person who fails to sign. Without limiting the foregoing, Jerrel C. Barto, Trustee of the Jerrel C. and Janice D. Barto Living Trust, u/d/t dated March 18, 1991 and Janice D. Barto, Trustee of the Jerrel C. and Janice D. Barto Living Trust, u/d/t dated March 18, 1991 specifically agree to be bound by and to carry out the terms of Section 2.10 of the foregoing Amendment.

/s/ W. Scott Lovejoy

W. SCOTT LOVEJOY

/s/ Mark R. Milano

MARK R. MILANO

/s/ Jerrel C. Barto

Jerrel C. Barto, Trustee of the Jerrel C. and Janice D. Barto Living Trust, u/d/t
dated March 18, 1991

/s/ Janice D. Barto

Janice D. Barto, Trustee of the Jerrel C. and Janice D. Barto Living Trust, u/d/t
dated March 18, 1991

/s/ Craig C. Barto

Craig C. Barto, Trustee of the Craig C.Barto and Gisele M. Barto Living Trust , u/d/t
dated April 5, 1991

/s/ Gisele M. Barto Gisele M. Barto, Trustee of the Craig C. Barto and Gisele M. Barto Living Trust, u/d/t
dated April 5, 1991

          Each of the undersigned acknowledges that its consent is not required, but nevertheless does hereby consent to the foregoing Amendment. Each of the undersigned hereby reaffirms its obligations under its Guaranty Agreement, Security Agreement, Deed of Trust with Power of Sale, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement, and all other documents executed by it in favor of the Agent and/or the Lenders (collectively, the “Guaranty Agreements”) and acknowledges and agrees that the Guaranty Agreements remain in full force and effect and the Guaranty Agreements are hereby ratified and confirmed. The signatures of the undersigned shall be fully effective even if other persons named below fail to sign this acknowledgment. The failure to obtain the signature of any of the undersigned shall not effect the obligations, under the terms of the Guaranty Agreements, of the persons listed below, including but not limited to the person who fails to sign.

Paramount of Oregon, Inc., an Oregon corporation

By:	/s/ Craig H. Studwell

Name:	Craig H. Studwell
Title:	Senior Vice President

Paramount of Washington, Inc., a Washington corporation

By:	/s/ Craig H. Studwell

Name: Title:	Craig H. Studwell Senior Vice President

Point Wells, LLC, a Washington limited liability company

By:	/s/ Craig H. Studwell

Name:	Craig H. Studwell
Title:	Assistant Manager